UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 5, 2014

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of Incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

Three Giralda Farms Madison, NJ 07940	07940
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On November 5, 2014, Quest Diagnostics Incorporated (the “Company”) hosted an investor meeting (“Investor Day”) at which management presented its views regarding, among other things, the industry and the Company’s strategy and plans to drive shareholder value. The Investor Day presentation materials are attached hereto as Exhibits 99.1 - 99.8 and are incorporated herein by reference.

In connection with Investor Day, the Company issued a press release on November 5, 2014, announcing, among other things, the following:

•
The Company expects to generate an additional $600 million in run-rate savings from the Invigorate initiative during the three year period ended December 31, 2017, and exit 2017 with total run-rate savings of $1.3 billion from the Invigorate initiative. Previously, the Company announced that it expected to exit 2014 with run-rate savings of $700 million from the Invigorate initiative.

•	The Company announced expected annual growth in revenues and earnings per share during the three-year period ending December 31, 2017.

•
Beginning in 2015, the Company intends to report financial results, and provide guidance regarding financial results, on the following basis: “adjusted diluted EPS”, excluding the impact of amortization charges. The Company estimates full year 2014 amortization charges will be approximately $0.40 per diluted share.

•	The Company reiterated its expectations for 2014 results from continuing operations before special items.

A copy of the press release is attached hereto as Exhibit 99.9 and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1- 99.9, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits

d.	Exhibit	Description
	99.1	Investor Day presentation, dated November 5, 2014, entitled “Our Path Forward,” presented by Steve Rusckowski, President and Chief Executive Officer
	99.2	Investor Day presentation, dated November 5, 2014, entitled “Reinventing the Lab Test,” presented by Jay Wohlgemuth, M.D., Senior Vice President, Medical, Science and Innovation
	99.3	Investor Day presentation, dated November 5, 2014, entitled “Driving Operational Excellence,” presented by Jim Davis, Senior Vice President, Operations
	99.4	Investor Day presentation, dated November 5, 2014, entitled “Building Our Clinical Franchises,” presented by Cathy Doherty, Senior Vice President, Clinical Franchise Solutions

99.5	Investor Day presentation, dated November 5, 2014, entitled “Accelerating Growth,” presented by Everett Cunningham, Senior Vice President, Commercial
99.6
Investor Day presentation, dated November 5, 2014, entitled “Cancer Genetics and Professional Laboratory Services,” presented by Jon Cohen, M.D., Senior Vice President and Group Executive, Diagnostics Solutions, Chief Medical Officer

99.7	Investor Day presentation, dated November 5, 2014, entitled “Delivering a Platform for Growth,” presented by Lidia Fonseca, Senior Vice President, Chief Information Officer
99.8	Investor Day presentation, dated November 5, 2014, entitled “Capital Plan: Delivering and Returning Value,” presented by Mark Guinan, Senior Vice President, Chief Financial Officer
99.9	Press release of the Company, dated November 5, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

November 5, 2014

QUEST DIAGNOSTICS INCORPORATED

By:     /s/ William J. O’Shaughnessy, Jr.
William J. O’Shaughnessy, Jr.
Deputy General Counsel and Secretary